EXHIBIT 32.2



                Certification of Periodic Financial Report by
          Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, George R. Kirkland, Senior Vice-President and Treasurer of Southwest Georgia Financial Corporation certify that:

(1) The Corporation's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



                                 By:      /s/George R. Kirkland
                                        ---------------------------------------
                                        George R. Kirkland
                                        Senior Vice-President and Treasurer
                                        (Chief Financial Officer)
                                        Southwest Georgia Financial Corporation
November 7, 2005